                                                                    EXHIBIT 10.6


                            STOCK PLEDGE AGREEMENT


          STOCK PLEDGE AGREEMENT, dated as of December 22, 1997, between Internet Ventures Oregon, Inc. and Internet Ventures, Inc. (jointly "Maker") and Jorge Yant and Robert Down, as trustees for the soon to be former shareholders of BADAS Technologies, Inc. (jointly "Payee").

          1. Pledge. In consideration of the loan which Payee has on this day extended to Maker, as security for the payment of that certain promissory note ("Note") in the principal sum of $290,000 payable to the Payee on order which the undersigned has on this day executed to evidence such loan, and as security for the obligations which Maker has undertaken pursuant to Section 14(d) of the Basic Provisions Agreement and Plan of Merger ("Merger Agreement") which Maker and Payee have entered into on this day, Maker hereby grants to the Payee a security interest in, and assigns, transfers to and pledges with the Payee, the following securities and other property:

          (a) All 1000 shares of the Common Stock in Internet Ventures Oregon, Inc. ("IVO"), which were acquired on the date hereof, and which have on this day been delivered to and deposited with the Payee;

          (b) any and all new, additional or different securities subsequently distributed with respect to the shares identified in (a) above which are to be delivered to and deposited with the Payee pursuant to the requirements of
Section 3 of this Agreement;

          (c) any and all other property and money which is delivered to or comes into the possession of the Payee pursuant to the terms and provisions of this Agreement;

          (d) the proceeds of any sale, exchange or disposition of the property and securities described in (a), (b) or (c) above; and

          (e) all equipment, intellectual property, accounts, cash, personal property, and accounts receivable of IVO and proceeds thereof

          All securities, property and money so assigned, transferred to and pledged with the Payee are herein referred to as the "Collateral".

          2.   Warranties and Covenants.
               ------------------------

          (a) Maker hereby warrants that Maker is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from Hens, adverse claims and other security interests.

          (b) Maker covenants that it shall not transfer any material assets of IVO from the ownership of IVO without Payee's prior written consent, until such time as the Note is paid in full. Maker shall not issue any other IVO stock until such time as the Note is paid in full.

          3.   Rights and Powers. The Payee may, without obligation to do so,
               -----------------
exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

          (a) accept in its discretion, but subject to the limitations of subsection 8(d) of this Agreement, other property of Maker in exchange for all or part of the Collateral and release Collateral to Maker to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Payee as substitute security for the Note and all other indebtedness secured hereunder;

          (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

          (c) transfer record ownership of the Collateral to the Payee or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Section 9 of this Agreement.

          Expenses reasonably incurred in the exercise of such rights and powers shall be payable by Maker and form part of the indebtedness secured hereunder as provided in Section 11.

          So long as there exists no event of default under Section 9 of this Agreement, Maker may exercise all shareholder voting rights and be entitled to receive any cash distribution with respect to the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials which the Payee receives with respect to the Collateral shall be delivered to Maker at the address indicated on the Payee's shareholder records.

          4.   Duty to Deliver. Any new, additional or different securities
               ---------------
which may now or hereafter become distributable with respect to the Collateral by reason of a stock dividend, stock split or reclassification of the capital stock of the Payee or by reason of a merger, consolidation or other reorganization affecting the capital structure of the Payee shall, upon receipt by Maker, be promptly delivered to and deposited with the Payee as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

          5.   Care of Collateral. The Payee shall exercise reasonable care in
               ------------------
the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Payee shall have no duty to preserve the rights of maker against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Payee sahll not be obligated to take any action with respect to the Collateral requested by Maker unless the request is made in writing and the Payee determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

          The Payee may at any time deliver to Maker all or part of the Collateral and the receipt thereof by Maker shall constitute a complete and full acquittance for the Collateral so delivered. The Payee shall accordingly be discharged from any further liability or responsibility for the delivered Collateral.

          6.   Payment of Taxes and Other Charges. Maker shall pay, prior to the
               ----------------------------------
delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of maker's failure to do so, the Payee may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and shall bear interest at the same rate as provided for in the Note.

          7.   Transfer of Collateral. In connection with the transfer or
               ----------------------
assignment of the Note (whether by negotiation, discount or otherwise), the Payee may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Payee hereunder with respect to the Collateral so transferred. Upon such transfer, the Payee shall be fully discharged from all liability and responsibility for the transferred Collateral.

          8.   Release of Collateral. Within ten (10) days after all
               ---------------------
indebtedness secured hereunder shall have been paid in full, the Payee shall release and return to Maker all shares of the Payee's Common Stock and other Collateral at the time held hereunder.

          9.   Events of Default. The occurrence of one or more of the following
               -----------------
events shall constitute an event of default under this Agreement, provided that Payee has first provided 14 days prior written notice of such event of default to Donald A. Janke, or his successor president of IVI, which notice shall be deemed received two days after its deposit in the U.S. Mails, certified mail, return receipt requested:

          (a) failure of maker to pay when due under the Note principal or accrued interest;

          (b)  the occurrence of any event of default specified in the Note;

          (c) the failure of Maker to perform any obligation imposed upon Maker by reason of this Agreement, including but not limited to Maker's obligation under Paragraph 14(d) of the basic terms; or

          (d)  the breach of any warranty of Maker contained in this Agreement.

          Upon the occurrence of any such event of default, the Payee may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the Oregon Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder. Any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to the Payee shall first be applied to the payment of expenses incurred by the Payee in connection with the disposition, and the balance shall be applied to the payment of the Note and any other indebtedness secured hereunder in such order of application as the Payee shall deem appropriate. Any surplus proceeds shall be paid over to Maker. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then Maker shall be personally liable for the deficiency. In the event that Payee strictly forecloses on the Collateral, WI shall be released from its obligations as guarantor to Payee, and Payee shall be entitled to maintain ownership of all consideration paid to it pursuant to the Merger Agreement.

          10.  Other Remedies. The rights, powers and remedies granted to the
               --------------
Payee pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Payee under any statute or rule of law. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Payee under this Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument executed by the Payee.

          11.  Costs and Expenses. All costs and expenses (including reasonable
               ------------------
attorneys' fees) incurred by the Payee in the exercise or enforcement (including at any trial or on appeal) of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall be payable immediately by Maker, without demand, and until paid shall bear interest at the rate provided for in the Note.

          12.  Applicable Law; Assignment. This Agreement shall be governed by
               --------------------------
and construed in accordance with the laws of the State of Oregon. Maker may not voluntarily assign this Agreement, without first obtaining the written consent of Payee, which shall not be unreasonably withheld. If this Agreement is involuntarily assigned by operation of law (e.g., in the event of Maker's death), this Agreement shall be binding upon the executors, administrators, assigns, and heirs of Maker.

          13.  Severability. If any provision of this Agreement is held to be
               ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

          The parties have executed this Agreement as of the date first above written.


Internet Ventures Oregon, Inc.               Internet Ventures, Inc.


/s/ Donald A. Janke                          /s/ Donald A. Janke
-------------------                          -------------------
By:  Donald A. Janke, President              By:  Donald A. Janke, President



/s/ Jorge Yant                               /s/ Robert Down
--------------                               ---------------
Jorge Yant                                   Robert Down

                           STOCK TRANSFER AGREEMENT

                         STANDARD TERMS AND CONDITIONS

     On the following terms and conditions, these Standard Terms and Conditions together with the Basic Provisions to which this document is attached, constitute the Stock Purchase Agreement between Surviving Corporation and the Shareholders of the Merged Corporation identified in the Basic Provisions.

1.   CERTAIN DEFINED TERMS.
     ---------------------

     a.   Certain Defined Terms. The following terms have the respective
          ---------------------
          meanings set forth below:

               "Agreement" means the Basic Provisions, these Standard Terms and Conditions, and the Exhibits and Schedules referenced herein and therein.

               "Authorized Shares of the Company" means the number of Shares of the, Company set forth in Subparagraph 2.a. of the Basic Provisions which are authorized as of the date of this Agreement under the charter documents of the Company and its By-Laws.

               "Closing" means the consummation of the transactions contemplated in this Agreement.

               "Closing Date" means the date when the Closing occurs, determined pursuant to Paragraph 6 of the Basic Provisions.

               "Company" means the Company identified in Paragraph I of the Basic Provisions.

               "Disclosure Schedule" means the schedule dated as of the date of this Agreement, delivered to Surviving Corporation and executed by Shareholders of the Merged Corporation. The Disclosure Schedule shall be a part of this Agreement.

               "Financial Statements" means the audited and unaudited balance sheets and statements of income of the Company delivered by Shareholders of the Merged Corporation to Surviving Corporation previously delivered to Surviving Corporation and attached as
               Exhibit I to this Agreement.

               "Issued Shares of the Company" means the total number of Shares of the Company set forth in Subparagraph 2.b. of the Basic Provisions which are issued and outstanding as of the date of this Agreement.

               "Shareholders of the Merged Corporation" means the persons and entities executing the Agreement and identified as such.

               "Surviving Corporation" means Internet Ventures Oregon, Inc., an Oregon corporation.

               "Valuation" means the method of calculating the value of the Shares of the Company pursuant to Paragraph 3 of the Basic Provisions.

               "Valuation Date" means the date for the Valuation, as set forth in Paragraph 3.a. of the Basic Provisions.

               "Value" means the agreed upon value of each Share of Internet Ventures, Inc. for purposes of the exchange contemplated by the Agreement.

     b.   Accounting Terms. Accounting terms used in the Agreement shall have
          ----------------
          the meanings ascribed to such terms under Generally Accepted Accounting Practices, consistently applied by Company.

2.   TRANSFER OF SHARES.
     -------------------

     a.   Transfer of Shares of the Company. Subject to the terms and conditions
          ---------------------------------
          set forth in the Agreement and in reliance upon the representations and warranties of Shareholders of the Merged Corporation and Surviving Corporation herein, at the Closing each Shareholder of the Merged Corporation shall deliver to Surviving Corporation and Surviving Corporation shall accept from each Shareholders of the Merged Corporation, all of the Shares of the Company owned by such Shareholders of the Merged Corporation, constituting all of the Issued Shares of the Company.

     b.   Exchange of Shares of Surviving Corporation. In consideration for the
          -------------------------------------------
          sale and delivery of the Issued Shares of the Company, at the Closing Surviving Corporation shall issue and deliver to all of the Shareholders of the Merged Corporation collectively that number of Internet Ventures, Inc. calculated pursuant to Paragraph 5 of the Basic Provisions.

     c.   Allocation of Shares of Surviving Corporation. The number of Shares of
          ---------------------------------------------
          Internet Ventures calculated pursuant to Subparagraph 4 of the Basic Provisions shall be allocated among the Shareholders of the Merged Corporation in proportion to their respective ownership of Issued Shares of the Company as set forth opposite each of their names in the signature portion of the Basic Provisions.

     d.   Transfer Taxes. Shareholders of the Merged Corporation, jointly and
          --------------
          severally, shall be solely responsible for the payment of any and all taxes, fees, and similar charges incident to the sale and transfer of the Shares of the Company and exchange and delivery of Shares of Surviving Corporations.

3.   CLOSING.
     --------

     a.   Time and Place. The Closing shall take place at the offices of the
          --------------
          Company, at 10:00 a.m. local time, as soon as possible after the execution of this Agreement, but not later than the Closing Date set forth in the Basic Provisions, or such other time or place agreed upon by the parties in writing.

     b.   Transactions at the Closing. At the Closing, the following shall
          ---------------------------
          occur:

          (1) Shareholders of the Merged Corporation shall deliver to Surviving Corporation certificates representing the Issued Shares of the Company, duly endorsed for transfer.

          (2) Surviving Corporation shall deliver to Shareholders of the Merged Corporation certificates for the total number of Shares of Internet Ventures, Inc. calculated pursuant to and in the manner set forth in Paragraph 4 of the Basic Provisions, in the names of Shareholders of the Merged Corporation, as provided in Paragraph 2.c., of these Standard Terms and Conditions.

          (3) Surviving Corporation, the Company and the Shareholders of the Merged Corporation shall enter into Non-Competition and Confidentiality Agreements, dated as of the Closing Date, a form of which is attached hereto as Exhibit 2.

          (4) Surviving Corporation and Shareholders of the Merged Corporation, as applicable, shall deliver to the other party hereto any and all other assignments, documents, instruments and conveyances requested by such other party to effect the consummation of the transactions contemplated by this Agreement and to evidence Surviving Corporation's interest in and title to the Issued Shares of the Company and Shareholders of the Merged Corporation's interest in and title to the Shares of Internet Ventures, Inc.

          (5) Surviving Corporation shall assume all assets of the Company and shall assume all liabilities associated therein, except that the Surviving Corporation shall agree to be immediately bound as a co-guarantor, along with Jorge Yant on the Wells Fargo business line in the amount of Fourteen Thousand Seven Hundred and Twenty Seven Dollars ($14,727.00) and the Wells Fargo loan in the amount of Forty Seven Thousand One Hundred Dollars ($47,100.00). Surviving Corporation shall also assume, and shall guarantee, the balance of all outstanding equipment leases listed as follows:

               (5.1)  INSERT EQUIPMENT LEASES HERE

          (6) Surviving Corporation shall pay, within ninety (90) days of closing, the amount of Five Thousand and Three Hundred Dollars ($5,300.00), plus accrued interest as applicable, to Jorge Yant for charges debited to Messier Yant's personal credit card(s) for items or services related to the operation of the Company. Additionally Surviving Corporation will make similar arrangements to pay the amount of Two Thousand Five Hundred and Eleven Dollars ($2,511.00) to Don Allaire for a loan made to the Company by Messier Allaire, the amount of Four Thousand Five Hundred and Ninety Nine Dollars ($4,599.00) to, Robert Down for a loan made to the Company by Messier Down, the amount of Two Thousand Dollars ($2,000.00) to Jorge Yant for back pay owed to Messier Yant and Ten Thousand Seven Hundred Dollars ($10,700.00), in cash to Keven Herbert for a loan made to the Company by Messier Herbert.

4.   GENERAL REPRESENTATIONS AND WARRANTIES OF BUYER
     -----------------------------------------------

     Surviving Corporation represents and warrants to Shareholders of the Merged Corporation, that:

     a.   Authority to Execute and Perform Agreements. Surviving Corporation has
          -------------------------------------------
          the full right, power and authority to enter into, execute and deliver this Agreement.

     b.   Due Authorization, Enforceability. Surviving Corporation has taken or
          ---------------------------------
          will take all actions necessary to be authorized to enter into and perform its obligations under this Agreement. This Agreement is the legal, valid and binding obligation of Surviving Corporation, enforceable against Surviving Corporation in accordance with its terms.

     c.   No Violation of Order or Law. Surviving Corporation is not a party to,
          ----------------------------
          subject to or bound by any law or order which would prevent the execution or delivery of this Agreement by Surviving Corporation or the performance by it of its obligations hereunder.

     d.   Consents. Neither the execution nor delivery by Surviving Corporation
          --------
          of this Agreement nor the consummation by Surviving Corporation of the transactions contemplated herein or therein require the consent of any person.

     e.   Compliance with Laws. Surviving Corporation has obtained all necessary
          --------------------
          permits and other authorizations or orders of exemption as may be necessary or appropriate under any and all applicable laws with respect to the transactions contemplated herein.

     f.   No Violation. Neither the execution or delivery by Surviving
          ------------
          Corporation of this Agreement nor the consummation of the transactions contemplated herein or therein will: (a) violate any provision of the Articles of Incorporation, Bylaws, or other charter documents of Surviving Corporation; (b) violate, or constitute a default under, permit the termination of acceleration of the maturity of, or cause the loss of any rights or options under, any contract to which Surviving Corporation is a party, (c) require any authorization, consent or approval of, exemption or other action by, or notice to, any party to any contract; (d) result in the creation or imposition of any Lien or encumbrance upon any properties or assets of Surviving Corporation, or (e) violate any law or order to which Surviving Corporation or any of its properties is subject.

     g.   No Adverse Litigation. Surviving Corporation is not a party to any
          ---------------------
          pending litigation which seeks to enjoin or restrict Surviving Corporation's ability to, consummate the transactions contemplated hereunder, nor is any such litigation threatened against Surviving Corporation.

     h.   Broker. Messiers Yant and Down, however, acted as brokers on behalf of
          ------
          the Shareholders of the Merged Corporation and shall each be paid one and one half percent (1.5%) of the transaction price, made payable from the current stockholders of the Company to Messiers Yant and Down concurrently with the Closing.

5.   REPRESENTATIONS AND WARRANTIES OF BUYER CONCERNING THE SHARES OF INTERNET
     -------------------------------------------------------------------------
     VENTURES.
     --------

     Surviving Corporation represents and warrants to Shareholders of the Merged Corporation that:

     a.   Securities Laws. The Shares of Internet Ventures to be delivered to
          ---------------
          Shareholders of the Merged Corporation pursuant to the Agreement will be issued and delivered to Shareholders of the Merged Corporation in compliance with all applicable federal and state securities laws and regulations.

     b.   Authorization to Issue Shares of Surviving Corporation. The
          ------------------------------------------------------
          transactions contemplated by the Agreement have been duly authorized by all requisite corporate action of Surviving Corporation.

     c.   Title to Shares of Surviving Corporation. Upon the consummation of the
          ----------------------------------------
          exchange contemplated herein, Shareholders of the Merged Corporation will acquire from Surviving Corporation good and marketable tide to the Shares of Internet Ventures, free and clear of all liens and encumbrances.

6.   GENERAL REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF THE MERGED
     --------------------------------------------------------------------
     CORPORATION
     -----------

     Shareholders of the Merged Corporation, jointly and severally, represent and warrant to Surviving Corporation that:

     a.   Organization and Good Standing. The Company and each Shareholder of
          ------------------------------
          the Merged Corporation that is not a natural person is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power to own its assets and conduct its business.

     b.   Authority to Execute and Perform Agreements. Each of Shareholder of
          -------------------------------------------
          the Merged Corporation has the full right, power and authority to enter into, execute and deliver, this Agreement and to transfer, convey and sell at the Closing the Shares of the Company to be transferred by such Shareholders of the Merged Corporation hereunder.

     c.   Enforceability. This Agreement is, and as of the Closing Date, will
          --------------
          be, the legal, valid and binding obligation of Shareholders of the Merged Corporation enforceable against Shareholders of the Merged Corporation in accordance with its terms.

     d.   No Violation of Order or Law. Neither the Company nor any of
          ----------------------------
          Shareholders of the Merged Corporation is a party to, subject to or bound by any law or order which would prevent the execution or delivery of this Agreement by the Company or such Shareholders of the Merged Corporation, or the performance by any of them of its or their respective obligations hereunder.

     e.   Consents. Neither the execution or delivery by each of the
          --------
          Shareholders of the Merged Corporation of this Agreement nor the consummation by each of the Shareholders of Merged Corporation of the transactions contemplated herein require the consent of any entity, person, or governmental agency.

     f.   No Violation. Neither the execution or delivery by Shareholders of the
          ------------
          Merged Corporation of this Agreement nor the consummation of the transactions contemplated herein or therein will: (a) violate any provision of the Articles of Incorporation, Bylaws, or other charter documents of the Company or any of the Shareholders of the Merged Corporation which is not a natural person, (b) violate, or constitute a default under, permit the termination or acceleration of the maturity of, or cause the loss of any rights or options under, any contract to which Shareholders of the Merged Corporation or Company is a party; (c) require any authorization, consent or approval of, exemption or other action by, or notice to, any party to any contract;
          (d) result in the creation or imposition of any lien or encumbrance upon any properties or assets of Shareholders of the Merged Corporation or the Company; or (e) violate any law or order to winch any of Shareholders of the Merged Corporation, Company, or any of their respective properties is subject.

     g.   No Adverse Litigation. None of the Shareholders of the Merged
          ---------------------
          Corporation or the Company is a party to any pending litigation which seeks to enjoin or restrict Shareholders of the Merged Corporation's ability to sell or transfer the Shares of the Company hereunder, nor is any such litigation threatened against any Shareholder of the Merged Corporation.

     h.   Broker. Messiers Yant and Down, however, acted as brokers on behalf of
          ------
          the Shareholders of the Merged Corporation and shall each be paid one and one half percent (1.5%) of the transaction price, made payable from the current stockholders of the Company to Messiers Yant and Down concurrently with the Closing.

7.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER REGARDING TIE SHARES
     ------------------------------------------------------------------

     Shareholders of the Merged Corporation, jointly and severally represent and warrant to Surviving Corporation that:

     a.   Title to the Shares of the Company. Each of the Shareholders of the
          ----------------------------------
          Merged Corporation has good and marketable title to the Shares of the Company to be transferred to Surviving Corporation, and upon consummation of the purchase and exchange contemplated herein, Surviving Corporation will acquire from Shareholders of the Merged Corporation good and marketable title to all of the Issued Shares of the Company, free and clear of all liens and encumbrances.

     b.   Securities Laws. Shareholders of the Merged Corporation have obtained
          ---------------
          all necessary permits and other authorizations or orders of exemption as may be necessary or appropriate under any and all applicable state and federal securities laws and regulations with respect to the transactions contemplated herein with respect-to the Issued Shares of the Company.

     c.   Title to Shares of the Company. Upon the consummation of the purchase
          ------------------------------
          contemplated herein, Surviving Corporation will acquire from Shareholders of the Merged Corporation good and marketable title to all of the Issued Shares of the Company, free and clear of all liens and encumbrances.

8.   REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS OF THE MERGED CORPORATION
     ------------------------------------------------------------------------
     REGARDING THE COMPANY
     ---------------------

     Shareholders of the Merged Corporation, jointly and severally, represent and warrant that:

     a.   Capitalization. The authorized capital stock of the Company consists
          --------------
          solely of the Authorized Shares of the Company described in Subparagraph 2.a. of the Basic Provisions. The Shareholders of the Merged Corporation collectively own all of the Issued Shares of the Company described in Subparagraph 2.b. of the Basic Provisions. The Issued Shares of the Company have been duly authorized, and validly issued, fully paid and are nonassessable, in compliance with applicable securities and other federal and state laws, and except for such Issued Shares of the Company, there are no shares of capital stock or other securities or other equity interests of the Company which have been issued by the Company. There are no outstanding agreements, commitments rights of any character entitling any person or entity to purchase or otherwise acquire any such securities or other equity interests of any character of the Company.

     b.   Corporate Records. The minute books and stock record book of the
          -----------------
          Company, made available or to be made available to Surviving Corporation for its examination pursuant to the provisions of this Agreement, are accurate and complete in all respects.

     c.   Subsidiaries. The Company has no subsidiaries except as set forth in
          ------------
          the Disclosure Schedule.

     d.   Financial Condition. Shareholders of the Merged Corporation have
          -------------------
          heretofore delivered to Surviving Corporation the Financial Statements. The Financial Statements (a) were prepared in accordance with the books and records of the Company, (b) were prepared in accordance with generally accepted accounting principles; (c) fairly present the Company's financial condition and the results of its operations as of the relevant date thereof and for the periods covered thereby, and (d) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company's consolidated financial condition and the consolidation results of its operations for the periods covered by the Financial Statements.

     e.   No Undisclosed Liabilities. Except for (i) those liabilities
          --------------------------
          specifically reflected or reserved against on the Financial Statements, (ii) those current liabilities for trade or business obligations incurred since the end of the period which the latest Financial Statement delivered to Surviving Corporation covers in connection with the purchase of goods or services in the ordinary course of business and consistent with past practices, (none of which is, individually or in the aggregate, material and none of which is for breach of contract, breach of warranty, tort or infringement), or
          (iii) those liabilities otherwise disclosed in Paragraph 7(e) of the Disclosure Schedule (none of which liabilities is for breach of contract, breach of warranty, tort or infringement), the Company has not, as of the date hereof, any direct or indirect indebtedness, liabilities, claims, losses, damages, deficiencies, obligations or responsibilities, known or unknown, liquidated or unliquidated, accrued, absolute, contingent or otherwise, and whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, which individually or in the aggregate are material to the condition (financial or otherwise), assets, liabilities, business, operations or prospects of the Company.

     f.   Contracts. The Disclosure Schedule sets forth a true and correct list
          ---------
          of all contracts to which the Company is a party. Except as disclosed on Paragraph (f) of the Disclosure Schedule, no contracting party to any such contract is now in material breach thereof or has breached the same in any material respect within the 12-month period prior to the date hereof and each contract is in full force and effect.

     g.   Books and Records. The Company will furnish or make available to
          -----------------
          Surviving Corporation for its examination the following, each of which is, and will be maintained as to remain until, the Closing, accurate and complete in all material respects:

          (1) copies of the charter documents of the Company as in effect on the date hereof;

          (2) the minute books of the Company containing all proceedings, consents, actions and meetings of its shareholders and Board of Directors;

          (3) copies of all correspondence with governmental agencies relating to the Company; and

     h.   Officers, Directors and Shareholders of the Company. Paragraph (h) of
          ---------------------------------------------------
          the Disclosure Schedule contains an accurate list of all of the shareholders, incumbent officers and directors of each of Shareholders of the Merged Corporation which is not a natural person.

     i.   Full Disclosure. All documents and other papers delivered to Surviving
          ---------------
          Corporation by or on behalf of Shareholders of the Merged Corporation in connection with this Agreement and the transactions contemplated herein are accurate, complete and authentic. Furthermore, the information furnished to Surviving Corporation by or on behalf of Shareholders of the Merged Corporation or Company in connection with this Agreement and the transactions contemplated herein does not contain any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements made, in the context in which they are made, not false or misleading.

     j.   Accounts Receivable. Except as set forth in Paragraph (j) of the
          -------------------
          Disclosure Schedule, all account receivable of the Company, whether reflected on the Financial Statements or otherwise, represent sale of inventory or services of the Company in the ordinary course of its business.

     k.   Subscribers. Except as set forth in Paragraph (k) of the Disclosure
          -----------
          Schedule, all Subscribers are fully paid and in good standing subscribers of the Company's Internet access services as of the applicable date, on the terms and conditions of the Company's standard Subscription Agreement which has been heretofore delivered to Surviving Corporation. Except as set forth in Paragraph (k), no Subscriber has made any claim against Company on account of the services provided to such Subscriber or such Subscription Agreement, except for claims which in the aggregate total less than $5,000.

     l.   Absence of Certain Changes. Except as indicated on Paragraph (l) of
          --------------------------
          the Disclosure Schedule, since the end of the period covered by the most recent financial Statements delivered to Surviving Corporation, the Company has conducted its business only in the ordinary course consistent with past practice and no event has occurred which, in any case, or in the aggregate, has had or could reasonably be expected to have a material adverse effect upon the Company financial or business condition, assets, liabilities, operations or prospects, or its ability to consummate the transaction contemplated herein. The Company has not taken or omitted to take any action which would have the effect of making any of the representations and warranties of Shareholders of the Merged Corporation untrue if the likely effect of such action or omission occurred as of on the date of this Agreement.

     m.   Tax Matters. The Company has filed all tax returns which it is
          -----------
          required to file in a timely manner and has paid or provided for the payment of all taxes due and owing by it and has pad or provided for the payment of all deficiencies or other assessments of taxes, interest and penalties owed by it. There is no assertion by any taxing authorities which, if true, would be inconsistent with this representation or warranty. No tax audit is in progress or threatened. All tax returns fully and accurately reflect the Company's liability for taxes. The provisions for taxes in the Financial Statements are fully adequate and correct. The Company has not filed any consent or waiver with any taxing authority. The Company has delivered to Surviving Corporation true and correct copies of all tax returns for the last five fiscal years or such shorter period during which the Company has been conducting business.

     n.   Compliance with Laws; Governmental Matters. The Company has complied
          ------------------------------------------
          with all laws and regulations applicable to it and no material capital expenditure will be required for continued compliance. The Company has all licenses and permits required for the lawful conduct of its business. The Company is and has been in compliance with the conditions of all such licenses and permits and no proceeding or litigation is pending with respect to the Company compliance with laws or regulations, including without limitation, with respect to any such license or permit. Neither the Company nor any of its properties has ever been or is now in violation of an applicable environmental laws or regulations and the Company has and is in compliance with all licenses and permits required under applicable environmental laws and regulations. There is no proceeding or litigation pending or threatened concerning the Company's compliance with environmental laws or regulations. Neither Company nor any of Shareholders of the Merged Corporation have received any claim or demand nor are aware of any facts or circumstances which would give rise to any present or potential liability under any laws or regulations applicable to it, including, without limitation, environmental laws or regulations.

     o.   Litigation. Except as set forth on Paragraph (o) of the Disclosure
          ----------
          Schedule, the Company is not a party to any proceeding or litigation of any nature, nor is any proceeding or litigation threatened. Shareholders of the Merged Corporation have delivered to Surviving Corporation all relevant pleadings with respect to the litigation described on the Disclosure Schedule. There is no unsatisfied judgement, restraining order, injunction, or other order of any court affecting the Company, its properties, or business. In the conduct of its business, the Company is not violating the intellectual property or other legal rights of any entity or person or committing or emitting any act which would have the probable effect of causing litigation.

     p.   Properties. The Shareholders of the Merged Corporation have delivered
          ----------
          to Surviving Corporation a true and complete copy of the lease for all premises from which the Company conducts its business, including all amendments thereof. Such leases art in full force and effect in accordance with there terms. Except as set forth on Paragraph (p) of the Disclosure Schedule, the Company does not own any real property. The Company has good and marketable title to all real property owned by it, free and clear of any liens or encumbrances except mortgages and trust deeds of record which are fully disclosed in the Financial Statements. There are no disputes concerning such real property. Except as listed on Paragraph (p) of the Disclosure Schedule, the Company has good and marketable title to all of the tangible and intangible equipment, machinery and other personal property used in its business ("Property"), free and clear of any lien or encumbrance. All leases for Property fisted on Disclosure Schedule are in full force and effect and no default has occurred which is presently uncured under any such leases. There are no disputes concerning any of the Property.

     q.   Compliance with Labor Laws. The Company is not a party to any
          --------------------------
          employment or collective bargaining agreement. The Company is in compliance with all applicable laws and regulations relating to the employment of labor. The Company has neither presently nor in the past any pension or other formal employee benefit plan or commitment to adopt a plan except for the plans (the "Plans") described on Paragraph
          (q) of the Disclosure Schedule. The Company is in compliance with all applicable laws and regulations relating to the Plans and the Company has made all contributions required to be made pursuant to the Plans. No union organizing effort has taken place with respect to the Company and no strike is threatened. There is no claim, proceeding, or lawsuit pending or threatened by any of the Company's employees. No facts or circumstances exist which would be the basis for any claim or dispute relating to the matters described in this Subparagraph.

     r.   Obligations Relating to Employment of Employees. Except as set forth
          -----------------------------------------------
          on Paragraph (r) of the Disclosure Schedule, the Company is not a party to any agreements with any of its employees or consultants, whether written or oral. The

          Company has heretofore delivered to Surviving Corporation a true and complete copy of all employment or consulting agreements listed on Paragraph (r) of the Disclosure Schedule. All accrued obligations of the Company (including for salaries, vacation and holiday pay, sick pay, bonuses and other forms of compensation to any of its employees or to any third party relating to the employment of employees by the Company, including all benefits due on account of such employment, through the date hereof have been paid or adequate accruals therefor have been made in the Financial Statements. The Company had maintained and paid all premiums due on all insurance policies required to be maintained by it relating to the employment of employees, including workers compensation and health and disability insurance, and no circumstances exist which could cause any retroactive premium adjustments to any insurance contract.

     s.   Insurance. Paragraph(s) of the Disclosure Schedule sets forth a true
          ---------
          and correct list of all policies of insurance maintained by the Company. Such policies are in full force and effect and in compliance with all applicable laws and regulations. The Company is not in default under any of the provisions of such policies of insurance. All premiums due have been paid and the Company has not received a notice of cancellation or non-renewal of any such notice.

     t.   Potential Conflicts of Interest. Except as disclosed on Paragraph (t)
          -------------------------------
          of the Disclosure Schedule, neither Shareholders of the Merged Corporation, nor any other officer, director or key employee of the Company or any member of his family or other affiliated person holds any financial or business interest in (i) any of the Company suppliers or customers, (ii) any agreement to which the Company is a party, or
          (iii) any real property leased or owned in whole or in party by the Company, or (iv) any Property of the Company.

     u.   Banking Relationships. Paragraph (u) of the Disclosure Schedule
          ---------------------
          contains a true and complete list of each bank or other financial institution in which the Company has an account or safety deposit box and the numbers of such accounts and safety deposit boxes and the names of all authorized signatories on such accounts and safety deposit boxes.

     v.   Contracts. Paragraph (v) of the Disclosure Schedule lists all of the
          ---------
          contracts to which the Company is a party or by which it is bound except for agreements which are terminable without penalty or premium within 30 days and which in the aggregate do not require payment by the company of more than $5,000. True and complete copies of all contracts listed in Paragraph (v) of the Disclosure Schedule have been heretofore delivered to the Surviving Corporation.

9.   REPRESENTATIONS AND WARRANTIES ON CLOSING.
     -----------------------------------------

     The representations and warranties contained in this Agreement shall be true and complete in all material respects on the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date, except as necessarily affected by the transactions contemplated in this Agreement.

10.  COVENANTS OF THE SHAREHOLDERS OF THE MERGED CORPORATION.
     -------------------------------------------------------

     a.   Corporate Examinations and Investigations. Prior to the Closing,
          -----------------------------------------
          Surviving Corporation shall be entitled to make such investigations and examination of the books, records and financial condition of the Company as Surviving Corporation may request Shareholders of the Merged Corporation shall furnish Surviving Corporation and its representatives during such period with all such information concerning the affairs of the Company as Surviving Corporation or its representatives may request and cause the Company's officers, employees, consultants, agents, accountants and attorneys to cooperate fully with Surviving Corporation's representatives in connection with such review and examination and to make fail disclosure of all information and documents requested by such party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances. Any facts discovered or which could be discovered during such examinations and investigations shall not affect the liability of Shareholders, of the Merged Corporation for the representations and warranties of Shareholders of the Merged Corporation which are made in this Agreement.

     b.   Cooperation. The parties agree with each other that they will take all
          -----------
          actions necessary to effectuate and aid the others in effectuating the intent and purpose of this Agreement.

     c.   Litigation. From the date hereof through the Closing, each party
          ----------
          hereto shall promptly notify the other party of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party.

     d.   Notice of Default. From the date hereof through the Closing, each
          -----------------
          party hereto shall give to the other party prompt written notice of the occurrence or existence of any event, condition or circumstance occuring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of the other party's representations or warranties contained herein.

     e.   Operation of Business. From the date hereof through the Closing, the
          --------------------
          Company shall conduct its business only in the ordinary course consistent with past practice.

     f.   Financial Statements. On or before the Closing Date, the Company shall
          --------------------
          deliver its financial statements for the period between the end of its fiscal year and a date within 30 days prior to the Closing Date. If any of the prior Financial Statements of the Company have been certified, such New Financial Statement (the "New Financials") shall be certified by its independent certified public accountants. The New Financials of the Company will (a) be prepared in accordance with the books and records of the Company, (b) be prepared in accordance with generally accepted accounting principles; (c) fairly present the Company's financial condition and the results of its operations as of the relevant date thereof and for the period covered thereby; and (d) contain and reflect all necessary adjustments and accruals for a fair presentation of the Company's consolidated financial condition and the consolidated results of its operations for the period covered by the New Financials.

11.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY TO CLOSE.
     --------------------------------------------------------------

     The obligation of Surviving Corporation and Shareholders of the Merged Corporation to consummate the transactions contemplated herein shall be subject to the fulfillment, at or prior to the Closing, of all of the conditions set forth below in this Section. Shareholders of the Merged Corporation on the one hand, and Surviving Corporation on the other hand, may waive any or all of such conditions in whole or in part without prior notice; provided however, that no such waiver shall constitute a waiver by Shareholders of the Merged Corporation or Surviving Corporation of any other right or remedy if the other party shall be in default of any of its respective representations, warranties or covenants contained in this Agreement.

     a.   No Action or Proceeding. No action, suit or proceeding shall have been
          -----------------------
          instituted before any court or governmental body seeking to challenge or restrain the transactions contemplated herein which presents a substantial risk that such transactions will be restrained or that either party hereto may suffer material damages or other relief as a result of consummating such transactions.

     b.   Governmental Approvals. Any and all permits and approvals from any
          ----------------------
          Authority required for the lawful consummation of the transactions contemplated herein shall have been obtained.

     c.   Consent of Lenders. The parties shall receive the consent to the
          ------------------
          transactions contemplated by this Agreement from their respective banks or other institutional lenders.

     d.   Shareholders of the Merged Corporation Agreements. Shareholders of the
          -------------------------------------------------
          Merged Corporation, the Company and Surviving Corporation shall execute and deliver the Confidentiality Agreements described in Paragraph 7 of the Basic Provisions.

12.  CONDITIONS PRECEDENT TO THE OBLIGATION OF SHAREHOLDERS OF THE MERGED
     --------------------------------------------------------------------
     CORPORATION TO CLOSE.
     --------------------

     The obligation of the Shareholders of the Merged Corporation to consummate the transactions contemplated herein shall be subject to the fulfillment, at or before the Closing Date, of all of the conditions set forth below in this Section. Shareholders of the Merged Corporation may waive any or all of such conditions in whole or in part without prior notice; provided, however, that no such waiver shall constitute a waiver by Shareholders of the Merged Corporation of any right or remedy otherwise available to Shareholders of the Merged Corporation if Surviving Corporation shall be in default of any of its representations, warranties or covenants contained in this Agreement.

     a.   Representations and Warranties. The representations and warranties of
          ------------------------------
          Surviving Corporation contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent of any changes therein arising from Surviving Corporation's compliance with the provisions of this Agreement.

     b.   Performance of Covenants. Each of the obligations of Surviving
          ------------------------
          Corporation to be performed by it on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed on or before the Closing Date.

     c.   Third Party Consents. All consents, permits and approvals from
          --------------------
          authorities which may be required in connection with the consummation of the transactions contemplated hereby shall have been obtained.

13.  CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SURVIVING CORPORATION TO
     ----------------------------------------------------------------------
     CLOSE.
     -----

     The obligation of Surviving Corporation to consummate the transactions contemplated herein shall be subject to the fulfillment, at or before the Closing Date, of all the conditions set forth below in this Section. Surviving Corporation may waive any or all of such conditions in whole or in part without prior notice, provided, however, that no such waiver shall constitute a waiver by Surviving Corporation of any right or remedy otherwise available to Surviving Corporation, if Shareholders of the Merged Corporation shall be in default of any of its representations, warranties or covenants contained in this Agreement.

     a.   Representations and Warranties. The representations and warranties of
          ------------------------------
          Shareholders of the Merged Corporation contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except to the extent of any changes therein arising from Shareholders of the Merged Corporation's compliance with the provisions of this Agreement.

     b.   Performance of Covenants. Each of the obligations of Shareholders of
          ------------------------
          the Merged Corporation to be performed by him on or before the Closing Date pursuant to the term of this Agreement shall have been duly performed on or before the Closing Date.

     c.   No Adverse Change. There shall not have occurred between the date
          -----------------
          hereof and the Closing Date any material adverse change in the condition (financial or otherwise), assets or liabilities (whether absolute, accrued, contingent or otherwise) of the Company or in the ability of the Shareholders of the Merged Corporation to consummate the transactions contemplated herein. Further, no action, suit or proceeding shall have been instituted or threatened by any governmental agency or body which has or may have, in the opinion of Surviving Corporation a material adverse effect on the condition (financial or otherwise), assets, properties, business or prospects of the Company and in this regard, the entire risk of any such losses, casualties and other material adverse changes shall be borne by Shareholders of the Merged Corporation.

     d.   Litigation. No action, suit or proceeding shall have been instituted
          ----------
          before any court or governmental body or instituted or threatened by any governmental agency or body which has or may have, in the opinion of Surviving Corporation a material adverse effect on the assets, properties, business or condition (financial or otherwise) of the Company.

     e.   Certain Agreements and Instruments. Surviving Corporation shall have
          ----------------------------------
          received k the Closing the agreements, documents and instruments to be delivered to Surviving Corporation by Shareholders of the Merged Corporation at the Closing pursuant to this Agreement, and all other obligations referred to in Section 3(b) that are required to be performed by Shareholders of the Merged Corporation shall have been performed.

     f.   Certificates. Shareholders of the Merged Corporation shall deliver
          ------------
          Certificates of Good Standing of the state of incorporation of each of Shareholders of the Merged Corporation who are not natural persons dated as of a date which is not mom than thirty days prior to the Closing Date.

14.  INDEMNIFICATION
     ---------------

     a.   Indemnification by the Shareholders of the Merged Corporation.
          -------------------------------------------------------------
          Shareholders of the Merged Corporation, jointly and severally shall indemnify, defend and hold Surviving Corporation, its shareholders, subsidiaries, officers, directors, employees and representatives, and their respective successors and assigns harmless from and against any and all liability and losses (including attorneys' fees and other legal costs) which inky be incurred or suffered by any such party and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of any of Shareholders of the Merged Corporation contained in this Agreement or any agreement or document referred to herein.

     b.   Indemnification by Surviving Corporation. Surviving Corporation shall
          ----------------------------------------
          indemnify, defend and hold the Shareholders of the Merged Corporation, and their respective spouses, heirs and successors and assigns harmless from and against any and all liability and losses (including attorneys' fees and other legal costs) which may be incurred or suffered by any such party and which may arise out of or result from any breach of any representation, warranty, covenant or agreement of Surviving Corporation contained in this Agreement or any agreement or document referred to herein.

15.  TERMINATION; REMEDIES; SURVIVAL.
     -------------------------------

     a.   Termination Upon Default. Either party may terminate this Agreement by
          ------------------------
          giving notice to the other on or prior to the Closing Date, without prejudice to any rights of obligations it may have, if, after written notice of the default and the passage of a ten (10) day cure period thereafter, the other party has failed in the due and timely performance of any of its covenants or agreements herein contained or there shall have been a breach of the other's warranties and representations herein contained. In any such event, the party who is not guilty of the breach may pursue such remedies as are available to it at law or in equity.

     b.   Specific Performance. The parties acknowledge that the subject matter
          --------------------
          of the transactions contemplated herein is unique and for that reason, among others, the parties hereto will be irreparably damaged in the absence of the consummation of this Agreement. Therefore, in the event of any breach by a party of this Agreement, the other party shall have the right, at its election, to obtain an order for specific performance of this Agreement without the need to post a bond or other security, to prove any actual damage or to prove that money damages would not provide an adequate remedy.

     c.   Attorneys' Fees. If either Surviving Corporation or Shareholders of
          ---------------
          the Merged Corporation shall bring an action against the other by reason of any alleged breach of any covenant provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled.

     d.   Survival of Indemnities, Representations and Covenants. The
          ------------------------------------------------------
          indemnities, representations and warranties contained in this Agreement shall survive the Closing and continue for the duration of the applicable statute of limitations.

16.  DISPUTE RESOLUTION BY ARBITRATION.
     ---------------------------------

     Any dispute among the parties arising out of or relating to this Agreement or any of the documents executed pursuant to this Agreement, including the question of arbitrability shall be resolved exclusively through binding arbitration conducted under the Commercial Arbitration Rules then in effect of the American Arbitration Association. The situs of such arbitration shall be Los Angeles, California. The award of the arbitrator in such arbitration shall be enforceable in any court of competent jurisdiction.

17.  MISCELLANEOUS
     -------------

     a.   Modifications and Amendments; Waivers and Consents. At any time prior
          --------------------------------------------------
          to the Closing Date or termination of this Agreement, Shareholders of the Merged Corporation on the one hand, and Surviving Corporation, on the other hand, may, by written agreement:

          (1) extend the time for the performance of any of the obligations or other acts of the other parties hereto;

          (2) waive any inaccuracies in the representations and warranties made by the other party contained in this Agreement or any other agreement or document delivered pursuant to this Agreement; and

          (3) waive compliance with any of the covenants or agreements of the other parties contained in this Agreement. However, no such waiver shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits a waiver or consent by or on behalf of any party hereto, such waiver or consent shall be given in writing.

     b.   Entire Agreement. This Agreement (including the Basic Provisions and
          ----------------
          the exhibits and schedules hereto, including the Disclosure Schedule) and the agreements, documents and instruments to be executed and delivered pursuant hereto or thereto are intended to embody the final, complete and exclusive agreement among the parties with respect to the purchase of the Shares and related transactions; are intended to supersede all prior agreements, understanding and representations written or oral, with respect thereto, and may not be contradicted by evidence of any such prior or contemporaneous agreement, understanding, or representation, whether written or oral.

     c.   Governing Law. This Agreement is to be governed by and construed in
          -------------
          accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, without regard to the conflicts of laws principles thereof.

     d.   Severability. In the event that any provision or any part of any
          ------------
          provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a party, the remaining provisions of this Agreement shall continue in full force and effect, and to the extent required, shall be modified to preserved their validity.

     e.   No Third Party Rights. Nothing in this Agreement, whether express or
          ---------------------
          implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third party or any party to this Agreement, nor shall any provision give any third party any right of subrogation or action over against any party to this Agreement.

-END OF STANDARD TERMS-